UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

July 2, 2012 (July 2, 2012)

BREITBURN ENERGY PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

515 South Flower Street, Suite 4800

Los Angeles, CA 90071

(Address of principal executive office)

(213) 225-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Closing of Previously Reported Acquisitions

BreitBurn Energy Partners L.P. (the “Partnership”) is providing the following updated disclosure with respect to its Current Report on Form 8-K filed on May 11, 2012.

On July 2, 2012, the Partnership completed two separate acquisitions by BreitBurn Operating L.P. (“BreitBurn Operating”), a wholly owned subsidiary of the Partnership, of certain oil and natural gas assets (the “Element Assets”) from Element Petroleum, LP (“Element”), as seller, (the “Element Purchase Agreement”) and certain oil and natural gas assets (the “CrownRock Assets”) from CrownRock, L.P. (“CrownRock”), as seller, (the “CrownRock Purchase Agreement”).

The Element and CrownRock Assets acquired by BreitBurn Operating consist of oil and natural gas properties located in the Permian Basin of Texas. Pursuant to the terms and conditions of the Element Purchase Agreement, BreitBurn Operating completed the acquisition of the Element Assets in exchange for approximately $150 million in cash, subject to customary post-closing adjustments (the “Element Acquisition”). Pursuant to the terms and conditions of the CrownRock Purchase Agreement, BreitBurn Operating completed the acquisition of the CrownRock Assets in exchange for approximately $70 million in cash, subject to customary post-closing adjustments (the “CrownRock Acquisition,” and together with the Element Acquisition, the “Acquisitions”).

After the completion of the Acquisitions, the amount of debt outstanding under the Partnership’s bank credit facility is $423 million with a current borrowing base of $850 million.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Element Purchase Agreement and CrownRock Purchase Agreement, previously filed on May 11, 2012 as Exhibits 10.1 and 10.2, respectively, to our Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On July 2, 2012, the Partnership issued a press release announcing the completion of the Element and CrownRock Acquisitions. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein solely for the purposes of this Item 7.01 disclosure.

The information set forth in this Current Report on Form 8-K provided under Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 BreitBurn Energy Partners L.P. press release dated July 2, 2012 announcing completion of the Element and CrownRock Acquisitions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BREITBURN GP, LLC,
its general partner

Dated: July 2, 2012	By:	/s/Gregory C. Brown
Gregory C. Brown
General Counsel and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Document

99.1	BreitBurn Energy Partners L.P. press release dated July 2, 2012 announcing completion of the Element and CrownRock Acquisitions.